UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2011

K12 Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2300 Corporate Park Drive, Herndon, Virginia		20171
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 27, 2011, in connection with the previously announced sale of 4,000,000 shares ("Shares") of common stock of K12 Inc., a Delaware corporation (the "Company"), par value $0.0001 per share ("Common Stock"), the Company entered into an Investor Rights Agreement (the "Investor Rights Agreement") with TCV VII, L.P., a Cayman Islands exempted limited partnership, TCV VII (A), L.P., a Cayman Islands exempted limited partnership and TCV Member Fund, L.P., a Cayman Islands exempted limited partnership (collectively, the "Purchasers"). Pursuant to the Investor Rights Agreement, the Company has agreed, among other things, to grant the Purchasers certain customary participation rights with respect to certain subsequent offerings of Common Stock (or securities exchangeable for or convertible into Common Stock) by the Company and registration rights with respect to the Shares, including, among other things, an obligation of the Company to use its best efforts to file a registration statement within an agreed upon period of time to register the Purchasers’ resale of the Shares.

The foregoing description of the Investor Rights Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Investor Rights Agreement, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

The Investor Rights Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, the Purchasers or their respective subsidiaries and affiliates.

The offering referred to above was made only to accredited investors, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Company relied on the exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereof and the rules and regulations promulgated thereunder. The Shares have not been registered under the Securities Act or any state securities laws. Unless so registered, such securities may not be offered or sold in the United States absent an exemption from, or in a transaction not subject to, the registration requirement of the Securities Act and any applicable state securities laws.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jon Q. Reynolds, Jr., age 43, was appointed to the Board of Directors (the "Board") of the Company, effective April 27, 2011. Mr. Reynolds is a General Partner of Technology Crossover Ventures, a venture capital firm. Mr. Reynolds will hold office until the next annual meeting of the Company’s stockholders and until his or her successor is elected and qualified or until his death, retirement, resignation or removal. Mr. Reynolds was appointed to the Company’s Board of Directors pursuant to the terms of the Securities Purchase Agreement, dated April 13, 2011, among the Company and the Purchasers, attached as Exhibit 10.1 to the Company’s report on Form 8-K, filed on April 18, 2011, and incorporated by reference herein. The appointment of Mr. Reynolds fills a vacancy on the nine-member Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. 4.1
Description: Investor Rights Agreement, dated as of April 27, 2011, among K12 Inc., TCV VII, L.P., TCV VII (A), L.P. and TCV Member Fund, L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

April 29, 2011	By:	/s/ Howard D. Polsky

Name: Howard D. Polsky
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Investor Rights Agreement, dated as of April 27, 2011, among K12 Inc., TCV VII, L.P., TCV VII (A), L.P. and TCV Member Fund, L.P.